SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) DECEMBER 24, 1996


                          SENTRY TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                           1-12727                    96-11-3349733
(State or other jurisdiction of     (Commission                  (IRS Employer
      incorporation)                 File Number)                ID Number)


          350 WIRELESS BOULEVARD, HAUPPAUGE, NEW YORK          11788
         (Address of principal executive offices)            (Zip Code)

       Registrant's Telephone Number, including area code: (516) 232-2100

          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

On December 24, 1996, KNOGO North America Inc. ("Knogo" or the "Company"), predecessor company (for accounting purposes) to Sentry Technology Corporation ("Sentry"), completed a sale-leaseback transaction with respect to its Hauppauge, New York facility. Knogo reported the sale- leaseback transaction on its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 8, 1997 ("Knogo's Form 8-K"), as an Item 5 event. Knogo and Sentry have determined that the sale-leaseback should instead have been reported by Knogo as an Item 2 event and, therefore, the text of Knogo's Form 8-K is, concurrently herewith, being amended and restated on a Form 8K/A being filed by Knogo to include the narrative pro forma financial information set forth below:

         On December 24, 1996, the Company completed a sale-leaseback transaction with respect to its Hauppauge, New York facility, resulting in the receipt by the Company of net proceeds of approximately $4,536,000, which approximated the carrying value of the land and building. The lease covers a period of 20 years with quarterly lease payments of $131,000. The lease agreement allows for an increase in lease payments for years 4-20 based on a formula tied to the Consumer Price Index. In accordance with Statement of Financial Accounting Standard No. 13, "Accounting for Leases," the Company has accounted for the land element of the lease as an operating lease and the building element as a capital lease.

         The effect of this transaction on a pro forma basis, had it occurred as of the beginning of the year ended December 31, 1995, would be to increase depreciation expense by approximately $91,000, increase rent expense by approximately $148,000 and increase interest expense by approximately $258,000.

         The pro forma effect on the nine months ended September 30, 1996 would be to increase depreciation expense by approximately $68,000, increase rent expense by approximately $111,000 and increase interest expense by approximately $247,000.

         On a pro forma basis as of September 30, 1996, the Company's cash would increase by approximately $4,536,000, net property, plant and equipment would decrease by approximately $1,460,000, capital lease obligations would increase by approximately $3,033,000 and a deferred gain of approximately $43,000 would be recorded.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements - None.

(b) Pro Forma financial information - See narrative description set forth above under Item 5.

(c) Exhibits - None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SENTRY TECHNOLOGY CORPORATION

                                            By: /S/ PETER J. MUNDY
                                                    Peter J. Mundy
                                                    Vice President-Finance,
                                                    Secretary and Treasurer


Dated:  March 10, 1997